APPENDIX B

                           U.S. GLOBAL INVESTORS FUNDS

The following authoried sources are to be used for pricing and foreign exchange quotations, corporate actions, dividends and rights offerings:

                               AUTHORIZED SOURCES

                                    Bloomberg
                                 Extel (London)
                                  Fund Managers
                          Interactive Data Corporation
                                Reputable Brokers
                                     Reuters
                               Subcustodian Banks
                                    Telekurs
                              Valorinform (Geneva)
                        Reputable Financial Publications
                                 Stock Exchanges
                         Financial Information Inc. Card
                                    JJ Kenny
                                 FRI Corporation
                          Merrill Lynch Pricing Service
                                     Muller
                                     Bridge


Approved: /s/ Susan B. McGee
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Date:     February 21, 01